EXHIBIT (a)(1)(B)
LETTER OF TRANSMITTAL
For Tender of American Depositary Shares (“ADSs”) (CUSIP: 747798106)
Pursuant to the Offer to Purchase, Dated May 26, 2026
by
High Templar Tech Limited
Up to 39 Million of its ADSs
At a Purchase Price not less than US$2.80
nor greater than US$3.20 per ADS

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, JUNE 24, 2026, UNLESS THE
OFFER IS EXTENDED OR TERMINATED (SUCH DATE AND TIME, AS THEY MAY
BE EXTENDED, THE “EXPIRATION DATE”).

The Depositary for the Offer is:
By express mail, courier or other expedited service:	By mail:
Equiniti Trust Company, LLC 1110 Centre Pointe Curve Suite # 101 Mendota Heights, MN 55120 Attn: Onbase — Reorganization Department	Equiniti Trust Company, LLC Operations Center Attn: Onbase — Reorganization Department 1110 Centre Pointe Curve Suite # 101 Mendota Heights, MN 55120
Pursuant to the Offer to Purchase, the undersigned encloses herewith and tenders the following ADSs of High Templar Tech Limited (the “Company”):
DESCRIPTION OF ADSS TENDERED (See Instruction 3)
Name(s) and Address(es) of Registered Holder(s) If there is any error in the name or address shown below, please make the necessary corrections.		Number of ADSs Tendered (Book-Entry ADSs) (Please fill in. Attach separate schedule if needed — See Instruction 3)
—
—
—
—
—
—
TOTAL ADSS:

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS TO EQUINITI TRUST COMPANY, LLC (THE “DEPOSITARY”) AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE COMPANY, THE DEALER MANAGER (AS DEFINED BELOW), THE INFORMATION AGENT (AS DEFINED BELOW) OR TO THE DEPOSITORY TRUST COMPANY (“DTC”) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.
READ THE INSTRUCTIONS CAREFULLY BEFORE
COMPLETING THIS LETTER OF TRANSMITTAL.

    Indicate below the order in which ADSs are to be purchased in the event of proration (attach additional signed list if necessary). If you do not designate an order and if less than all ADSs tendered are purchased due to proration, ADSs will be selected for purchase by the Depositary. See Instruction 13.

1st:	2nd:	3rd:
4th:	5th:
YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND
COMPLETE IRS FORM W-9 OR APPROPRIATE IRS FORM W-8.
This Letter of Transmittal (together with any amendments and supplements thereto, this “Letter of Transmittal”) is to be used for delivery of ADSs, each representing one Class A ordinary share, par value US$0.0001 per share, of High Templar Tech Limited (the “Company,” “we,” “us” or “our”) pursuant to the procedures set forth in Section 3 of the Offer to Purchase dated May 26, 2026 (together with any amendments or supplements thereto, the “Offer to Purchase,” and together with this Letter of Transmittal and other related materials, as each may be amended or supplemented from time to time, the “Offer”).
Tendering securityholders must deliver timely all documents required by this Letter of Transmittal to the Depositary by 5:00 p.m., New York City time, on June 24, 2026, unless we extend or terminate the Offer (such date and time, as they may be extended, the “Expiration Date”). When used together with a specific time, the term Expiration Date refers to the date on which the Offer expires. Deliveries to the Company, Deutsche Bank Securities Inc., the dealer manager for the Offer (the “Dealer Manager”), D.F. King & Co., Inc., the information agent for the Offer (the “Information Agent”) or to The Depository Trust Company (“DTC”) will not be forwarded to the Depositary and therefore will not constitute valid delivery to the Depositary. All of the instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.
Tendering securityholders who cannot deliver timely all documents required by this Letter of Transmittal to the Depositary by the Expiration Date must tender their ADSs in accordance with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. All capitalized terms not otherwise defined herein have the meaning ascribed to them in the Offer to Purchase.
Your attention is directed in particular to the following:
1.
If you wish to retain ADSs you own, you do not need to take any action.

2.
If you wish to maximize the chance that your ADSs will be purchased by the Company, you should check the box in the section of this Letter of Transmittal captioned “ADSs Tendered At Price Determined Under The Offer”. If you agree to accept the Purchase Price determined in the Offer, your ADSs will be deemed to be tendered at the minimum price of US$2.80 per ADS, which is the low end of the price range in the Tender Offer. You should understand that this election may lower the Purchase Price paid for all purchased ADSs in the Offer and could result in your ADSs being purchased at the minimum price of US$2.80 per ADS.

3.
If you wish to select a specific price at which you will be tendering your ADSs, you should select one of the boxes in the section captioned “ADSs Tendered At Price Determined By Securityholder” below and complete the other portions of this Letter of Transmittal as appropriate.

METHOD OF DELIVERY
☐
CHECK HERE IF TENDERED ADSS ARE BEING DELIVERED PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES OUTLINED IN SECTION 3 OF THE OFFER TO PURCHASE AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution that Guaranteed Delivery:
Account Number:
ODD LOTS
(See Instruction 12)
As described in Section 1 of the Offer to Purchase, under certain conditions, stockholders holding a total of fewer than 100 ADSs may have their ADSs accepted for payment before any proration of other tendered ADSs. This preference is not available to partial tenders or to beneficial or record holders of an aggregate of 100 or more ADSs, even if such holders have separate accounts or certificates representing fewer than 100 ADSs. Accordingly, this section is to be completed ONLY if ADSs are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 ADSs. The undersigned either (check one box):
☐
is the beneficial or record owner of an aggregate of fewer than 100 ADSs, all of which are being tendered;

☐
is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) ADSs with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 ADSs and is tendering all such ADSs.

CONDITIONAL TENDER
(See Instruction 11)
A securityholder may tender ADSs subject to the condition that a specified minimum number of the securityholder’s ADSs tendered pursuant to the Letter of Transmittal must be purchased if any ADSs tendered are purchased, all as described in the Offer to Purchase and particularly in Section 6 of the Offer to Purchase. Unless at least the minimum number of ADSs indicated below is purchased by the Company pursuant to the terms of the Offer, none of the ADSs tendered will be purchased. It is the tendering securityholder’s responsibility to calculate that minimum number of ADSs that must be purchased if any are purchased, and the Company urges securityholders to consult their own financial and tax advisors before completing this section. Unless this box has been checked and a minimum specified, the tender will be deemed unconditional.
☐
The minimum number of ADSs that must be purchased, if any are purchased, is:             ADSs.

If, because of proration, the minimum number of ADSs designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering securityholder must have tendered all of his or her ADSs and checked this box:
☐
The tendered ADSs represent all ADSs held by the undersigned.

NOTE:   SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:
The undersigned hereby tenders to High Templar Tech Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands, the above-described ADSs, each representing one Class A ordinary share, par value US$0.0001 per share, at the price per ADS indicated in this Letter of Transmittal, in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions set forth in the Company’s Offer to Purchase, dated May 26, 2026 (together with any amendments or supplements thereto, the “Offer to Purchase”), this Letter of Transmittal (together with any amendments or supplements thereto, this “Letter of Transmittal”) and other related materials as may be amended or supplemented from time to time (collectively, with the Offer to Purchase and this Letter of Transmittal, the “Offer”), receipt of which is hereby acknowledged.
Subject to and effective on acceptance for payment of, and payment for, ADSs tendered pursuant to this Letter of Transmittal in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby agrees to sell, assign and transfer to the Company, or upon the order of the Company will sell, assign and transfer to the Company, all right, title and interest in and to all ADSs that are being tendered hereby, to the full extent of the undersigned’s rights with respect to such tendered ADSs to:
1.
deliver American Depositary Receipts (“ADRs”) evidencing such tendered ADSs or transfer ownership of such tendered ADSs on the account books maintained by The Depository Trust Company (which, in the Offer, is called the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidence of transfer and authenticity to, or upon the order of, the Company upon receipt by Equiniti Trust Company, LLC, the depositary for the Offer (the “Depositary”), as the undersigned’s agent, of the aggregate purchase price (less any applicable withholding taxes and without interest) with respect to such tendered ADSs;

2.
present such tendered ADSs for cancellation and transfer on the Company’s books; and

3.
receive all benefits and otherwise exercise all rights of beneficial ownership of such tendered ADSs, all in accordance with the terms of and subject to the conditions of the Offer.

The undersigned hereby represents and warrants that the undersigned:
1.
has a “net long position” in ADSs or Equivalent Securities (as defined below) that is at least equal to the number of ADSs being tendered;

2.
has full power and authority to tender, sell, assign and transfer the tendered ADSs and that, when the same are accepted for payment, the Company will acquire good title thereto, free and clear of all liens, security interests, restrictions, charges, claims, encumbrances, conditional sales agreements or other similar obligations relating to the sale or transfer of the tendered ADSs, and the same will not be subject to any adverse claim or right; and

3.
will, on request by the Depositary or the Company, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered ADSs (and any and all such other ADSs or other securities or rights), all in accordance with the terms of and subject to the conditions of the Offer.

All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding on the successors, assigns, heirs, personal representatives, executors, administrators and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
The undersigned understands that:
1.
the tender of ADSs properly tendered pursuant to any of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal and not properly withdrawn pursuant to Section 4 of the Offer to Purchase constitutes the undersigned’s acceptance of the terms and conditions of the Offer, and the Company’s acceptance for payment of the ADSs tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Offer;

2.
it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), for a person, acting alone or in concert with others, directly or indirectly, to tender ADSs for such person’s own account unless, at the time of tender and at the Expiration Date (as defined in the Offer to Purchase), such person has a “net long position” in (i) the ADSs that is equal to or greater than the amount tendered, and will deliver or cause to be delivered such ADSs for the purpose of tender to the Company within the period specified in the Offer, or (ii) other securities immediately convertible into, exercisable for or exchangeable into ADSs (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such ADSs by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer, and will deliver or cause to be delivered such ADSs so acquired for the purpose of tender to the Company within the period specified in the Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of ADSs made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering securityholder’s representation and warranty to the Company that (i) such securityholder has a “net long position” in ADSs or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (ii) such tender of ADSs complies with Rule 14e-4;

3.
upon the terms and subject to the conditions of the Offer, the Company will determine a single per ADS price (the “Purchase Price”) that the Company will pay for ADSs properly tendered and not properly withdrawn from the Offer, taking into account the total number of ADSs tendered and the prices specified, or deemed specified, by tendering securityholders;

4.
the Purchase Price will be the lowest price per ADS (in increments of US$0.05) of not less than US$2.80 and not greater than US$3.20 that will enable the Company to purchase the number of ADSs sought in the Offer or, if a lesser number of ADSs is properly tendered, all ADSs that are properly tendered and not properly withdrawn;

5.
All ADSs properly tendered prior to the Expiration Date at or below the Purchase Price and not properly withdrawn will be purchased in the Offer at the Purchase Price, upon the terms and subject to the conditions of the Offer to Purchase, including the “odd lot” priority, proration (if more than the number of ADSs sought are properly tendered at or below the Purchase Price) and conditional tender provisions described in the Offer to Purchase;

The undersigned also acknowledges that:
1.
the Company expressly reserves the right, in our sole discretion, to change the per ADS purchase price range and to increase or decrease the number of ADSs sought in the Offer, subject to applicable law. In accordance with the rules of the SEC, the Company may increase the number of ADSs accepted for payment in the Offer by no more than 2% of the outstanding ADSs without extending the Offer;

2.
all ADSs properly tendered prior to the Expiration Date at or below the Purchase Price and not properly withdrawn will be purchased in the Offer at the Purchase Price, upon the terms and subject to the conditions of the Offer to Purchase, including the “odd lot” priority, proration (if more than the number of ADSs sought are properly tendered at or below the Purchase Price) and conditional tender provisions described in the Offer to Purchase;

3.
ADSs not purchased in the Offer, including ADSs not purchased because of proration or conditional tender, will be returned to you at the Company’s expense promptly after the Expiration Date;

4.
upon the terms and subject to the conditions of the Offer and subject to applicable law, the Company expressly reserves the right, in its sole discretion, (i) upon the occurrence of any of the events set forth in Section 7 of the Offer to Purchase, (a) to terminate the Offer and return all tendered ADSs to tendering securityholders, (b) extend the Offer and, subject to withdrawal rights as set forth in the Offer to Purchase, retain all of the tendered ADSs until the expiration of the Offer as so extended, (c) waive a condition of the Offer and, subject to any requirement to extend the period of time during which the Offer is open, purchase all of the ADSs properly tendered and not properly withdrawn prior to the Expiration Date, subject to proration or (d) delay acceptance of payment or payment for ADSs, subject to applicable law, until satisfaction or waiver of the conditions to the Offer, and (ii) to extend the period of time during which the Offer is open, and thereby delay acceptance for payment of, and payment for, any ADSs, by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. During any such extension, all ADSs previously tendered and not properly withdrawn will remain subject to the Offer and to the rights of a tendering securityholder to withdraw such securityholder’s ADSs;
5.
securityholders who cannot deliver all required documents to the Depositary prior to the Expiration Date may tender their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase;

6.
the Company has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering ADSs pursuant to the Offer; and

7.
THE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS OF ADSS BE ACCEPTED FROM OR ON BEHALF OF, SECURITYHOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF THAT JURISDICTION.

The undersigned agrees to all of the terms and conditions of the Offer.
Unless otherwise indicated below in the box captioned “Special Payment Instructions,” please issue the check for the purchase price for ADSs accepted for payment (less any applicable withholding taxes and without interest in the name(s) of the registered holder(s) appearing under “Description of ADSs Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price for ADSs accepted for payment (less any applicable withholding taxes and without interest) to the address(es) of the registered owner(s) appearing under “Description of ADSs Tendered.”
In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for payment of the purchase price (less any applicable withholding taxes and without interest) for ADSs accepted for payment in the name(s) of, and deliver such check to the person or persons so indicated. Appropriate medallion signature guarantees by an Eligible Institution (as defined in Instruction 1) have been included with respect to ADSs for which Special Payment Instructions have been given. The undersigned recognizes that the Company has no obligation pursuant to the “Special Payment Instructions” to transfer any ADSs from the name of the registered holder(s) thereof if the Company does not accept for payment any of ADSs so properly tendered.

PRICE (IN DOLLARS) PER ADS AT WHICH ADSS ARE BEING TENDERED
THE UNDERSIGNED IS TENDERING ADSS AS FOLLOWS (CHECK ONLY ONE BOX):
ADSS TENDERED AT PRICE DETERMINED UNDER THE OFFER
(See Instruction 4 of The Letter of Transmittal)
By checking the box below INSTEAD OF ONE OF THE BOXES UNDER “ADSs Tendered at Price Determined by Securityholder,” the undersigned hereby tenders ADSs at the purchase price determined by the Company in accordance with the terms of the Offer.
☐   The undersigned wants to maximize the chance of having the Company purchase all ADSs the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this box instead of one of the price boxes below, the undersigned hereby tenders ADSs at, and is willing to accept, the purchase price determined by the Company in accordance with the terms of the Offer. THE UNDERSIGNED UNDERSTANDS THAT THIS ELECTION COULD RESULT IN THE TENDERED ADSS BEING PURCHASED AT THE MINIMUM PRICE OF US$2.80 PER ADS, WHICH IS THE LOW END OF THE PRICE RANGE IN THE OFFER, FOR PURPOSES OF DETERMINING THE PURCHASE PRICE. THE UNDERSIGNED ALSO UNDERSTANDS THAT THIS MAY HAVE THE EFFECT OF LOWERING THE PURCHASE PRICE AND COULD RESULT IN THE UNDERSIGNED RECEIVING A PER ADS PRICE AS LOW AS US$2.80, WHICH IS THE LOW END OF THE PRICE RANGE IN THE OFFER, LESS ANY APPLICABLE WITHHOLDING TAXES AND WITHOUT INTEREST.
OR
ADSS TENDERED AT PRICE DETERMINED BY SECURITYHOLDER
(See Instruction 4 of The Letter of Transmittal)
By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “ADSs Tendered at Price Determined Under the Offer,” the undersigned hereby tenders ADSs at the price checked. This action could result in none of the ADSs being purchased if the purchase price determined by the Company is less than the price checked below. A SECURITYHOLDER WHO DESIRES TO TENDER ADSS AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE INSTRUCTION FORM FOR EACH PRICE AT WHICH ADSS ARE TENDERED. The same ADSs cannot be tendered at more than one price, unless previously validly withdrawn as provided in Section 4 of the Offer to Purchase.
PRICE (IN DOLLARS) PER ADS AT WHICH ADSS
ARE BEING TENDERED
☐ US$2.80	☐ US$2.85	☐ US$2.90	☐ US$2.95
☐ US$3.00	☐ US$3.05	☐ US$3.10	☐ US$3.15
☐ US$3.20
CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED ABOVE, THERE IS NO VALID TENDER OF ADSS. A SECURITYHOLDER DESIRING TO TENDER ADSS AT MORE THAN ONE PRICE MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH ADSS ARE TENDERED. THE SAME ADSS CANNOT BE TENDERED AT MORE THAN ONE PRICE, UNLESS SUCH ADSS HAVE PREVIOUSLY BEEN PROPERLY WITHDRAWN AS PROVIDED IN SECTION 4 OF THE OFFER TO PURCHASE.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the purchase price for ADSs accepted for payment (less any applicable withholding taxes and without interest) are to be issued in the name of someone other than the undersigned.
Issue check to:
Name:

(Please Print)
Address:

(Include Zip Code)
(Tax Identification or Social Security Number)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for payment of the purchase price for ADSs accepted for payment (less any applicable withholding taxes and without interest) are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of ADSs Tendered.”
Issue check to:
Name:

(Please Print)
Address:

(Include Zip Code)

IMPORTANT: SECURITYHOLDERS SIGN HERE
(please also complete IRS Form W-9 or appropriate IRS Form W-8)
Signature of Owner(s):
Signature(s) of Owner(s):
Dated:
(Must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) ADSs as evidenced by endorsement or stock powers transmitted herewith. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the full title of the person should be set forth. See Instruction 4).
Name(s):

(Please Print)
Capacity (full title):

(Please Print)
Address:

(Include Zip Code)
Daytime Area Code and Telephone Number:
Taxpayer Identification or Social Security No.:

Complete IRS Form W-9 or appropriate IRS Form W-8.
GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)
Name of Firm:

(Please Print)
Address:

(Include Zip Code)
Authorized Signature:
Name:

(Please Print)
Area Code and Telephone Number:
Dated:
NOTE: A notarization by a notary public is not acceptable.
PLACE MEDALLION GUARANTEE IN SPACE BELOW.

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1.   Guarantee of Signatures.   No signature guarantee is required on this Letter of Transmittal if (i) this Letter of Transmittal is signed by the registered holder(s) of ADSs tendered herewith, unless such registered holder(s) has or have completed the box captioned “Special Delivery Instructions” or the box captioned “Special Payment Instructions” on this Letter of Transmittal or (ii) such ADSs are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a Medallion Program approved by the Securities Transfer Agents Association, Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program, or is otherwise an “eligible guarantor institution” as the term is defined in Exchange Act Rule 17Ad-15 (each an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 4. If you have any questions regarding the need for a signature guarantee, please call the Information Agent toll-free at (888) 644-5854.
2.   Requirements of Tender.   This Letter of Transmittal is to be completed by securityholders. For a securityholder to validly tender ADSs pursuant to the Offer, (i) this Letter of Transmittal, properly completed and duly executed, together with any required signature guarantees, and any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date, (ii) this Letter of Transmittal, properly completed and duly executed, together with any other required documents, must be received by the Depositary at one of its addresses set forth on the back of this Letter of Transmittal prior to the Expiration Date or (iii) the securityholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.
Tenders of ADSs made pursuant to the Offer may be withdrawn at any time prior to the Expiration Date. If, following the Expiration Date, we have not accepted for payment the ADSs you have tendered to us by 11:59 P.M., New York City time, on July 22, 2026, the 40th business day from the commencement of the Offer, you may also withdraw your ADSs at any time thereafter. To withdraw tendered ADSs, securityholders must deliver a written notice of withdrawal to the Depositary within the prescribed time period at one of the addresses set forth in this Letter of Transmittal.
Any notice of withdrawal must specify the name of the tendering securityholder, the number of ADSs to be withdrawn, and the name of the registered holder of such ADSs. Withdrawals may not be rescinded and any ADSs withdrawn will not be properly tendered for purposes of the Offer unless the withdrawn ADSs are properly re-tendered prior to the Expiration Date by following the procedures described above.
Securityholders who cannot deliver all required documents to the Depositary prior to the Expiration Date may tender their ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to those procedures, (a) tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary prior to the Expiration Date and (c) a book-entry confirmation with respect to all such ADSs, together with a Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other required documents, must be received by the Depositary, in each case, within one trading day after the date of execution of the Notice of Guaranteed Delivery as provided in Section 3 of the Offer to Purchase. A “trading day” is any day on which the New York Stock Exchange is open for business.
THE METHOD OF DELIVERY OF ADSS, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS IS AT THE SOLE ELECTION AND RISK OF THE TENDERING SECURITYHOLDER. ADSS, AND THIS LETTER OF TRANSMITTAL AND ALL OTHER DOCUMENTS WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. WHEN DELIVERING BY MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE THE DOCUMENTS. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ENSURE TIMELY DELIVERY.

Except as specifically provided by the Offer to Purchase, no alternative, conditional or contingent tenders will be accepted. No fractional ADSs will be purchased. All tendering securityholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance for payment of their ADSs.
3.   Inadequate Space.   If the space provided in this Letter of Transmittal is inadequate, the number of ADSs should be listed on a separate signed schedule attached hereto. The same ADSs cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase.
4.   Indication of Price at Which ADSs are Being Tendered.   For ADSs to be properly tendered, the securityholder MUST either (1) check the box in the section captioned “ADSs Tendered At Price Determined Under The Offer” in order to maximize the chance of having the Company accept for payment all of the ADSs tendered (subject to the possibility of proration) or (2) check the box indicating the price per ADS at which such securityholder is tendering ADSs under “ADSs Tendered At Price Determined by Securityholder.” Selecting option (1) could result in the securityholder receiving a price per ADS as low as US$2.80. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF ADSS. A SECURITYHOLDER WISHING TO TENDER PORTIONS OF SUCH SECURITYHOLDER’S SHARE HOLDINGS AT DIFFERENT PRICES MUST COMPLETE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE AT WHICH SUCH SECURITYHOLDER WISHES TO TENDER EACH SUCH PORTION OF SUCH SECURITYHOLDER’S ADSS. The same ADSs cannot be tendered more than once, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one price.
5.   Signatures on Letter of Transmittal, Stock Powers and Endorsements.   If this Letter of Transmittal is signed by the registered holder(s) of ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on a security position listing without any change or alteration whatsoever.
If any of the ADSs tendered hereby are owned of record by two or more joint owners, all such persons must sign this Letter of Transmittal.
If this Letter of Transmittal or any stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, he or she should so indicate when signing and submit proper evidence satisfactory to the Company of his or her authority to so act.
If this Letter of Transmittal is signed by the registered owner(s) of ADSs tendered hereby, no endorsements or separate stock powers are required unless payment of the purchase price is to be made to a person other than the registered owner(s). Signatures on any such stock powers must be guaranteed by an Eligible Institution.
If this Letter of Transmittal is signed by a person other than the registered owner(s) of ADSs tendered hereby, it must be accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered owner(s) appear(s) on the security position listing(s). The signature(s) on any such stock power(s) must be guaranteed by an Eligible Institution.
6.   Stock Transfer Taxes.   Except as otherwise provided in this Instruction 6, the Company will pay any stock transfer taxes with respect to the transfer and sale of ADSs to it pursuant to the Offer. If, however, payment of the purchase price for ADSs is to be made to, or if ADSs not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if ADSs tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such other person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption from the payment of such taxes is submitted with this Letter of Transmittal.
Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to this Letter of Transmittal.
7.   Special Payment and Delivery Instructions.   If a check for the purchase price of any ADSs accepted for payment is to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.
8.   Waiver of Conditions; Irregularities.   All questions as to the number of ADSs to be accepted, the purchase price to be paid for ADSs to be accepted, the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of ADSs and the validity (including time of receipt) and form of any notice of withdrawal of tendered ADSs will be determined by the Company, in its sole discretion, subject to applicable laws, and such determination will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction. The Company may delegate power in whole or in part to the Depositary. The Company reserves the absolute right to reject any or all tenders of any ADSs that the Company determines are not in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company’s counsel, be unlawful. The Company reserves the absolute right to reject any notices of withdrawal that it determines are not in proper form. The Company also reserves the absolute right, subject to the applicable rules and regulations of the SEC, to waive any of the conditions of the Offer prior to the Expiration Date or any defect or irregularity in any tender or withdrawal with respect to any particular ADSs or any particular securityholder (whether or not the Company waives similar defects or irregularities in the case of other securityholders), and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties absent a finding to the contrary by a court of competent jurisdiction. In the event a condition of the Offer is waived with respect to any particular securityholder, the same condition will be waived with respect to all securityholders. No tender or withdrawal of ADSs will be deemed to have been properly made until all defects or irregularities have been cured by the tendering or withdrawing securityholder or waived by the Company. The Company will not be liable for failure to waive any condition of the Offer, or any defect or irregularity in any tender or withdrawal of ADSs. Unless waived, any defects or irregularities in connection with tenders or withdrawals must be cured within the period of time the Company determines. None of the Company, the Information Agent, the Depositary or any other person will be obligated to give notice of any defects or irregularities in any tender or withdrawal, nor will any of the foregoing incur any liability for failure to give any such notification.
9.   Backup Withholding.   Under U.S. federal income tax laws, the Depository will be required to withhold a portion of the amount of any payments made to certain shareholders (or other payees) pursuant to the Offer, as applicable. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a U.S. Holder (as defined below) tendering ADSs in the Offer that does not otherwise establish an exemption from backup withholding must provide the Depositary or other applicable withholding agent with such U.S. Holder’s correct taxpayer identification number (“TIN”) (i.e., social security number or employer identification number) on a duly completed and properly executed IRS Form W-9, a copy of which is included with this Letter of Transmittal, and certify under penalties of perjury that (i) the TIN provided is correct, (ii) (a) the U.S. Holder is exempt from backup withholding, (b) the U.S. Holder has not been notified by the Internal Revenue Service (the “IRS”) that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the U.S. Holder that such U.S. Holder is no longer subject to backup withholding, and (iii) the U.S. Holder is a U.S. citizen or other U.S. person (as defined in the instructions to IRS Form W-9). If a U.S. Holder does not provide a correct TIN or fails to provide the certifications described above, and does not otherwise establish an exemption from backup withholding, the payment of cash to such U.S. Holder pursuant to the Offer would be subject to backup withholding at the applicable statutory rate (currently 24%). A U.S. Holder that does not provide a correct TIN may also be subject to penalties imposed by the IRS.
A “U.S. Holder” is any securityholder that for U.S. federal income tax purposes is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation or partnership (or other entity treated as a corporation or partnership) created or organized in the United States or under the laws of the United States, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust, and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in effect to be treated as a U.S. person.
Backup withholding is not an additional tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is timely filed with the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained upon timely filing an income tax return.

If ADSs are held in more than one name or are not in the name of the actual owner, consult the instructions to IRS Form W-9 for guidance on which number to report. If a U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should consult the instructions to IRS Form W-9 for guidance on how to complete IRS Form W-9.
Non-U.S. Holders (as defined below) must provide the Depositary or other applicable withholding agent with a duly completed and properly executed IRS Form W-8BEN, W-8BEN-E or other applicable IRS Form W-8 in order to avoid backup withholding. A copy of the appropriate IRS Form W-8 may be obtained from the Depositary or from the IRS website (www.irs.gov). A “Non-U.S. Holder” is a securityholder that is not a U.S. Holder.
Each securityholder is urged to consult its tax advisors for further guidance regarding the completion of IRS Form W-9, IRS Form W-8BEN, IRS Form W-8BEN-E or another version of IRS Form W-8 to claim exemption from backup withholding.
10.   Requests for Assistance or Additional Copies.   If you have questions or need assistance, you should contact the Information Agent at its address and telephone number set forth on Schedule I to the Offer to Purchase. If you require additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery or other related materials, you should contact the Information Agent. Copies will be furnished promptly at the Company’s expense.
11.   Conditional Tenders.   As described in Sections 3 and 6 of the Offer to Purchase, securityholders may condition their tenders on all or a minimum number of their tendered ADSs being purchased.
If you wish to make a conditional tender you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery. In this box in this Letter of Transmittal and, if applicable, the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of ADSs that must be purchased if any are to be purchased.
As discussed in Sections 3 and 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in ADSs tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of ADSs would not be purchased. Upon the terms and subject to the conditions of the Offer, if, because of proration (because more than the number of ADSs sought are properly tendered), the minimum number of ADSs that you designate will not be purchased, the Company may accept conditional tenders made at or below the Purchase Price by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your ADSs and check the box so indicating. Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of ADSs.
All tendered ADSs will be deemed unconditionally tendered unless the “Conditional Tender” box is completed.
The conditional tender alternative is made available so that a securityholder may seek to structure the purchase of ADSs pursuant to the Offer in such a manner that the purchase will be treated as a sale or exchange of such ADSs by the securityholder, rather than a distribution to the securityholder, for U.S. federal income tax purposes. It is the tendering securityholder’s responsibility to calculate the minimum number of ADSs that must be purchased from the securityholder in order for the securityholder to qualify for sale or exchange (rather than distribution)distribution) treatment for U.S. federal income tax purposes. Each securityholder is urged to consult his or her own tax advisor. See Section 6 of the Offer to Purchase.
12.   Odd Lots.   As described in Section 1 of the Offer to Purchase, if the Company is to purchase fewer than all ADSs tendered before the Expiration Date and not properly withdrawn, the ADSs purchased first will consist of all odd lots of less than 100 ADSs from securityholders who validly tender all of their ADSs at or below the Purchase Price and who do not validly withdraw them before the Expiration Date (tenders of less than all of the ADSs owned, beneficially or of record, by such Odd Lot Holder will not qualify for this preference). This preference will not be available unless the section captioned “Odd Lots” in this Letter of Transmittal is completed.
13.   Order of Purchase in Event of Proration.   As described in Section 1 of the Offer to Purchase, securityholders may designate the order in which their ADSs are to be purchased in the event of proration.

The order of purchase may have an effect on the U.S. federal income tax treatment and the amount of any gain or loss on ADSs purchased. See Section 1 and Section 13 of the Offer to Purchase.
IMPORTANT:   THIS LETTER OF TRANSMITTAL, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SECURITYHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . ____

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ____

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ____

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ____

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

6 City, state, and ZIP code

Requester's name and address (optional)

7 List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person** | **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

Wat Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* **Note:** The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024) Page 6

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Go to *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.